Exhibit 99.4

ESCROW AGREEMENT

This Escrow Agreement dated this 14 day of October 2014 (the “Escrow Agreement”), is entered into by and among Costar Midstream Energy, LLC, a Texas limited liability company (“Costar”), Energy Spectrum Partners VI LP, a Delaware limited partnership (“Energy Spectrum” and, together with Costar, the “Sellers”), American Midstream, LLC, a Delaware limited liability company (“AMID” and together with Costar and Energy Spectrum, the “Parties,” and individually, a “Party”), and Wells Fargo Bank, National Association, a national banking association, as escrow agent (“Escrow Agent”).

RECITALS

A.           The Parties have entered into that certain Purchase and Sale Agreement (the “Purchase Agreement”), of even date herewith, pursuant to which the parties have agreed to place (i) certain funds and (ii) common units representing limited partnership interests (“Common Units”) of American Midstream Partners, LP, the sole member of AMID (“AMID LP”), into escrow pursuant to the terms and conditions set forth in the Purchase Agreement.

B.            The Parties agree to place in escrow certain funds as well as Common Units and the Escrow Agent agrees to hold and distribute such funds and Common Units in accordance with the terms of this Escrow Agreement.

C.           The Parties acknowledge that the Escrow Agent is not a party to, is not bound by, and has no duties or obligations under, the Purchase Agreement, that all references in this Escrow Agreement to the Purchase Agreement are for convenience, and that the Escrow Agent shall have no implied duties beyond the express duties set forth in this Escrow Agreement.

In consideration of the promises and agreements of the Parties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Escrow Agent agree as follows:

ARTICLE 1
ESCROW DEPOSIT

Section 1.1.          Receipt of Escrow Property. Upon execution hereof, AMID shall deliver, or shall cause the deliverance, to the Escrow Agent of:

(a)          the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Escrow Cash”) in immediately available funds;

(b)          on or about November 8, 2014, one certificate, dated November 8, 2014, in the name of Costar Midstream Energy, LLC, representing 237,341 Common Units (the “Costar Certificate”); and

(c)          on or about November 8, 2014, one certificate, dated November 8, 2014, in the name of Energy Spectrum Partners VI LP, representing 1,141,970 Common Units (the “Energy Spectrum Certificate, together with the Costar Certificate, the “Escrow Units”)

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The Escrow Units together with the Escrow Cash shall constitute the “Escrow Property”).

Section 1.2.          Investments.

(a)          The Escrow Agent is authorized and directed to deposit, transfer, hold and invest the Escrow Cash and any investment income thereon as set forth in Exhibit A hereto, or as set forth in any subsequent written instruction signed by each of the Parties. Any investment earnings and income on the Escrow Cash shall become part of the Escrow Cash, and shall be disbursed in accordance with Section 1.3 of this Escrow Agreement.

(b)          Prior to delivery of such funds by transfer agent for the Common Units (the “Transfer Agent”), the Parties will provide prior written notice to the Escrow Agent of any dividends, earnings or other distributions on the Escrow Units (collectively, “Escrow Unit Earnings”) including the amount(s) of such payments and the date such payments will be sent. Any Escrow Unit Earnings received by the Escrow Agent shall become part of the Escrow Cash and shall be distributed in accordance with Section 1.3. The Escrow Agent is authorized and directed to deposit, transfer, hold and invest such funds in accordance with Section 1.2(a).

(c)          The Escrow Agent is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Escrow Agreement. The Escrow Agent shall have no responsibility or liability for any loss that may result from any investment or sale of investment made pursuant to this Escrow Agreement. The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Escrow Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Agent or for any third person or dealing as principal for its own account. The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

Section 1.3.          Disbursements.

(a) Escrow Cash. Upon written instructions of the Parties, the Escrow Agent shall deliver the Escrow Cash, together with interest and earnings thereof pursuant to Section 1.2(a), by wire transfer of immediately available funds to the account or accounts set forth in such written notice.

(b) Escrow Units.

(i) First Release. Upon receipt of written instructions signed by each Party, in substantially the form set forth on Exhibit D-1 (“First Release Instructions”), the Escrow Agent shall:

(A) Mail, via overnight delivery service, the certificate or certificates identified in the First Release Instructions to the Transfer Agent together with the instruction letter from AMID LP included in the First Release Instructions; and

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(B) Receive back from the Transfer Agent one or more certificates representing the number of Common Units set forth in the First Release Instructions, which Common Units shall be the Escrow Units following the First Release.

(ii) Second Release. Upon receipt of written instructions signed by each Party, in substantially the form set forth on Exhibit D-2 (“Second Release Instructions”), the Escrow Agent shall:

(A) Mail, via overnight delivery service, the certificate or certificates identified in the Second Release Instructions to the Transfer Agent together with the instruction letter from AMID LP included in the Second Release Instructions; and

(B) Receive back from the Transfer Agent one or more certificates representing the number of Common Units set forth in the Second Release Instructions, which Common Units shall be the Escrow Units following the Second Release.

(iii) Final Release. Upon receipt of written instructions signed by each Party, in substantially the form set forth on Exhibit D-3 (“Final Release Instructions”), the Escrow Agent shall (i) mail, via overnight delivery service, all certificates then held by the Escrow Agent to the Transfer Agent together with the instruction letter from AMID LP included in the Final Release Instructions, and (ii) deliver the remaining Escrow Cash, if any, in the Escrow Account on the date of the Escrow Agent’s receipt of the Final Release Instructions plus any final investment income earned following the date of the Escrow Agent’s receipt of the Final Release Instructions, by wire transfer of immediately available funds to the account or accounts set forth in the Final Release Instructions.

(iv) Additional Releases. Upon receipt of one or more written instructions signed by each Party, in substantially the form set forth on Exhibit D-4 (“Additional Release Instructions”), the Escrow Agent shall:

(A) Mail, via overnight delivery service, the certificate or certificates identified in the Additional Release Instructions to Transfer Agent together with the instruction letter from AMID LP included in the Additional Release Instructions; and

(B) Receive back from the Transfer Agent one or more certificates representing the number of Common Units set forth in the Additional Release Instructions, which Common Units shall be the Escrow Units following any Additional Release.

(v) Indemnity Releases. Upon receipt of one or more written instructions signed by each Party, in substantially the form set forth on Exhibit D-5 (“Indemnity Release Instructions”), the Escrow Agent shall:

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(A) Deliver from the Escrow Cash, in immediately available funds, by wire transfer of immediately available funds to the account or accounts set forth in the Indemnity Release Instructions;

(B) If so instructed in the Indemnity Release Instructions, mail, via overnight delivery service, the certificate or certificates identified in the Indemnity Release Instructions to Transfer Agent together with the instruction letter from AMID LP included in the Indemnity Release Instructions; and

(C) Receive back from the Transfer Agent one or more certificates representing the number of Common Units set forth in the Indemnity Release Instructions, which Common Units shall be the Escrow Units following any Indemnity Release.

Section 1.4.          Security Procedure For Funds and Common Unit Transfers.

(a) The Escrow Agent shall confirm each funds and Common Units transfer instruction received in the name of a Party by means of the security procedure selected by such Party and communicated to the Escrow Agent through a signed certificate in the form of Exhibit B-1 or Exhibit B-2, as applicable, attached hereto, which upon receipt by the Escrow Agent shall become a part of this Escrow Agreement. Once delivered to the Escrow Agent, Exhibit B-1 or Exhibit B-2, as applicable, may be revised or rescinded only by a writing signed by an authorized representative of the Party. Such revisions or rescissions shall be effective only after actual receipt and following such period of time as may be necessary to afford the Escrow Agent a reasonable opportunity to act on it. If a revised Exhibit B-1 or Exhibit B-2, as applicable, or a rescission of an existing Exhibit B-1 or Exhibit B-2, as applicable, is delivered to the Escrow Agent by an entity that is a successor-in-interest to such Party, such document shall be accompanied by additional documentation satisfactory to the Escrow Agent showing that such entity has succeeded to the rights and responsibilities of the Party under this Escrow Agreement.

(b)          The Parties understand that the Escrow Agent’s inability to receive or confirm funds and Common Units transfer instructions pursuant to the security procedure selected by such Party may result in a delay in accomplishing such funds or Common Units transfer, and agree that the Escrow Agent shall not be liable for any loss caused by any such delay.

(c) The Escrow Agent shall, upon the verified inquiry of any authorized representative set forth on Exhibit B-1 or Exhibit B-2, as applicable, provide such authorized representation with:

(i) The current amount of Escrow Cash then being held by the Escrow Agent;

(ii) The current amount of Unit Escrow Earnings then being held by the Escrow Agent; and

(iii) Copies of each certificate representing Common Units then held by the Escrow Agent.

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Section 1.5.         Income Tax Allocation and Reporting.

(a)          The Parties agree that, for tax reporting purposes, all interest and other income from investment of the Escrow Property shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by Costar and Energy Spectrum in the proportions set forth below:

Energy Spectrum – 82.8%

Costar – 17.2%

(b)          Prior to the date hereof, the Parties shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request. The Parties understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrow Property.

(c)          To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Property, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Property and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent. The indemnification provided by this Section 1.5(c) is in addition to the indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Section 1.6.         Termination.  This Escrow Agreement shall terminate upon the earlier of (i) five (5) years from the date of this Escrow Agreement or (ii) disbursement of all of the Escrow Property, including any interest and investment earnings thereon, except that the provisions of Sections 1.5(c), 3.1 and 3.2 hereof shall survive termination.

ARTICLE 2
DUTIES OF THE ESCROW AGENT

Section 2.1.          Scope of Responsibility. Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature. Under no circumstance will the Escrow Agent be deemed to be a fiduciary to any Party or any other person under this Escrow Agreement. The Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Escrow Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Escrow Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. References in this Escrow Agreement to any other agreement, instrument, or document are for the convenience of the Parties, and the Escrow Agent has no duties or obligations with respect thereto. This Escrow Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Escrow Agreement or any other agreement.

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Section 2.2.         Attorneys and Agents. The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken in good faith by the Escrow Agent in accordance with the advice of counsel or other professionals retained or consulted by the Escrow Agent. The Escrow Agent shall be reimbursed as set forth in Section 3.1 for the reasonable and documented compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees.

Section 2.3.          Reliance. The Escrow Agent shall not be liable for any action taken or not taken by it in accordance with the direction or consent of the Parties or their respective agents, representatives, successors, or assigns. The Escrow Agent shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority. Concurrent with the execution of this Escrow Agreement, the Parties shall deliver to the Escrow Agent Exhibit B-1 or Exhibit B-2, as applicable,, which contain authorized signer designations in Part I thereof.

Section 2.4.          Right Not Duty Undertaken. The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties.

Section 2.5.          No Financial Obligation. No provision of this Escrow Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Escrow Agreement.

ARTICLE 3
PROVISIONS CONCERNING THE ESCROW AGENT

Section 3.1.          Indemnification. The Parties, jointly and severally, shall indemnify, defend and hold harmless the Escrow Agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, attorneys’ fees and expenses or other professional fees and expenses which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent, arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates, unless such loss, liability, cost, damage or expense shall have been finally adjudicated to have been directly caused by the willful misconduct or gross negligence of the Escrow Agent. The provisions of this Section 3.1 shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

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Section 3.2.          Limitation of Liability. the escrow agent SHALL NOT be liable, directly or indirectly, for any (i) damages, Losses or expenses arising out of the services provided hereunder, other than damages, losses or expenses which have been finally adjudicated to have DIRECTLY resulted from the escrow agent’s gross negligence or willful misconduct, or (ii) special, Indirect, PUNITIVE, or consequential damages or LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), even if the escrow agent has been advised of the possibility of such LOSSES OR damages AND REGARDLESS OF THE FORM OF ACTION.

Section 3.3.          Resignation or Removal. The Escrow Agent may resign by furnishing written notice of its resignation to the Parties, and the Parties may remove the Escrow Agent by furnishing to the Escrow Agent a joint written notice of its removal along with payment of all fees and expenses to which the Escrow Agent is entitled through the date of removal. Such resignation or removal, as the case may be, shall be effective thirty (30) days after the delivery of such notice or upon the earlier appointment of a successor, and the Escrow Agent’s sole responsibility thereafter shall be to safely keep the Escrow Property and to deliver the same to a successor escrow agent as shall be appointed by the Parties, as evidenced by a joint written notice filed with the Escrow Agent or in accordance with a court order. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following the delivery of such notice of resignation or removal, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.

Section 3.4.          Compensation. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit C, which compensation shall be paid by AMID. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys’ fees and expenses, occasioned by any such delay, controversy, litigation or event. If any amount due to the Escrow Agent hereunder is not paid within thirty (30) days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law. The Escrow Agent shall have, and is hereby granted, a prior lien upon the Escrow Property with respect to its unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities and is hereby granted the right to set off and deduct any unpaid fees, non-reimbursed expenses and unsatisfied indemnification rights from the Escrow Property.

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Section 3.5.          Disagreements. If any conflict, disagreement or dispute arises between, among, or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, or the Escrow Agent is in doubt as to the action to be taken hereunder, the Escrow Agent may, at its option, retain the Escrow Property until the Escrow Agent (i) receives a final non-appealable order of a court of competent jurisdiction or a final non-appealable arbitration decision directing delivery of the Escrow Property, (ii) receives a written agreement executed by each of the parties involved in such disagreement or dispute directing delivery of the Escrow Property, in which event the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such final court order, arbitration decision, or agreement, or (iii) files an interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Property and shall be entitled to recover attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action. The Escrow Agent shall be entitled to act on any such agreement, court order, or arbitration decision without further question, inquiry, or consent.

Section 3.6.          Merger or Consolidation. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor escrow agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 3.7.          Attachment of Escrow Property; Compliance with Legal Orders. In the event that any Escrow Property shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Property, the Escrow Agent is hereby expressly authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

Section 3.8           Force Majeure. The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

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ARTICLE 4
MISCELLANEOUS

Section 4.1.          Successors and Assigns. This Escrow Agreement shall be binding on and inure to the benefit of the Parties and the Escrow Agent and their respective successors and permitted assigns. No other persons shall have any rights under this Escrow Agreement.  No assignment of the interest of any of the Parties shall be binding unless and until written notice of such assignment shall be delivered to the other Party and the Escrow Agent and shall require the prior written consent of the other Party and the Escrow Agent (such consent not to be unreasonably withheld).

Section 4.2.          Escheat. The Parties are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

Section 4.3.          Notices. All notices, requests, demands, and other communications required under this Escrow Agreement shall be in writing, in English, and shall be deemed to have been duly given if delivered (i) personally, (ii) by facsimile transmission with written confirmation of receipt, (iii) on the day of transmission if sent by electronic mail (“e-mail”) to the e-mail address given below, and written confirmation of receipt is obtained promptly after completion of transmission, (iv) by overnight delivery service with a reputable national overnight delivery service, or (v) by mail or by certified mail, return receipt requested, and postage prepaid. If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail. If notice is given to a party, it shall be given at the address for such party set forth below. It shall be the responsibility of the Parties to notify the Escrow Agent and the other Party in writing of any name or address changes. In the case of communications delivered to the Escrow Agent, such communications shall be deemed to have been given on the date received by the Escrow Agent.

If to American Midstream, LLC:

1400 16th Street, Suite 310

Denver, CO 80202

Attention: William B. Mathews, General Counsel

Telephone: (720) 457-6075

Facsimile: (720) 457-6040

E-mail: bmathews@americanmidstream.com

If to Sellers:

Energy Spectrum Partners VI LP

5956 Sherry Lane, Suite 900

Dallas, TX 75225

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Attention: James P. Benson

Telephone: 214-987-6103

E-mail: jim.benson@energyspectrum.com

with a copy to, which shall not constitute notice:

Jackson Walker L.L.P.

901 Main Street, Suite 6000

Dallas, TX 75202

Attn: Jeffrey M. Sone, Esq.

And

Costar Midstream Energy, LLC

8150 North Central Expressway

Suite 635

Dallas, TX 75206

Attn: Kevin Sullivan

If to the Escrow Agent:

Wells Fargo Bank, National Association

1740 Broadway

Denver, CO 80274

Attention: Michael McGuire; Corporate, Municipal and Escrow Solutions

Telephone: (303) 863-6425

Facsimile: (303) 863-5645

E-mail:        michael.w.mcguire@wellsfargo.com

Section 4.4.         Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts performable in that state without reference to principals regarding the resolution of conflicts of law.

Section 4.5.          Entire Agreement. This Escrow Agreement and the exhibits hereto set forth the entire agreement and understanding of the parties related to the Escrow Property.

Section 4.6.          Amendment. This Escrow Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed by the Parties and the Escrow Agent.

Section 4.7.          Waivers. The failure of any party to this Escrow Agreement at any time or times to require performance of any provision under this Escrow Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Escrow Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Escrow Agreement.

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Section 4.8.          Headings. Section headings of this Escrow Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Escrow Agreement.

Section 4.9.          Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

Section 4.10         Publication; disclosure. By executing this Escrow Agreement, the Parties and the Escrow Agent acknowledge that this Escrow Agreement (including related attachments) contains certain information that is sensitive and confidential in nature and agree that such information needs to be protected from improper disclosure, including the publication or dissemination of this Escrow Agreement and related information to individuals or entities not a party to this Escrow Agreement. The Parties further agree to take reasonable measures to mitigate any risks associated with the publication or disclosure of this Escrow Agreement and information contained therein, including, without limitation, the redaction of the manual signatures of the signatories to this Escrow Agreement, or, in the alternative, publishing a conformed copy of this Escrow Agreement. If a Party must disclose or publish this Escrow Agreement or information contained therein pursuant to any regulatory, statutory, or governmental requirement, as well as any judicial, or administrative order, subpoena or discovery request, it shall notify in writing the other Party and the Escrow Agent at the time of execution of this Escrow Agreement of the legal requirement to do so. If any Party becomes aware of any threatened or actual unauthorized disclosure, publication or use of this Escrow Agreement, that Party shall promptly notify in writing the other Parties and the Escrow Agent and shall be liable for any unauthorized release or disclosure.

Section 4.11         Sellers’ Representative. Sellers appointed Energy Spectrum to act on behalf of the Sellers with the sole authority to take all actions under or with respect to this Escrow Agreement and each of the Exhibits and instruments and all matters and transactions contemplated hereunder. Any action required to be taken by, or right granted to, Sellers under this Agreement may be taken by Energy Spectrum alone without approval or notice to Costar. To effectuate this arrangement, Costar has named Energy Spectrum as its attorney-in-fact pursuant to an irrevocable Power of Attorney dated as of October __, 2014 which will be provided to Escrow Agent upon request.

[The remainder of this page left intentionally blank.]

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IN WITNESS WHEREOF, this Escrow Agreement has been duly executed as of the date first written above.

AMERICAN MIDSTREAM, LLC

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Senior Vice President and Chief
Financial Officer

ENERGY SPECTRUM PARTNERS VI LP

By: Energy Spectrum Capital VI LP, its general partner

By: Energy Spectrum VI LLC, its general partner

By:	/s/ James P. Benson
Name: James P. Benson
Title: Managing Director

COSTAR MIDSTREAM ENERGY, LLC.

By:	/s/ Kevin Sullivan

Name:	Kevin Sullivan

Title:	Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:	/s/ Scott Thompson

Name:	Scott Thompson

Title:	Vice President

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EXHIBIT A

Agency and Custody Account Direction

For Cash Balances

Wells Fargo Money Market Deposit Accounts

Direction to use the following Wells Fargo Money Market Deposit Accounts for Cash Balances for the escrow account or accounts (the “Account”) established under the Escrow Agreement to which this Exhibit A is attached.

You are hereby directed to deposit, as indicated below, or as I shall direct further in writing from time to time, all cash in the Account in the following money market deposit account of Wells Fargo Bank, National Association:

Wells Fargo Money Market Deposit Account (MMDA)

I understand that amounts on deposit in the MMDA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (FDIC), in the basic FDIC insurance amount of $250,000 per depositor, per insured bank. This includes principal and accrued interest up to a total of $250,000.

I acknowledge that I have full power to direct investments of the Account.

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

EXHIBIT A

EXHIBIT B-1

American Midstream, LLC (“AMID”) certifies that the names, titles, telephone numbers, e-mail addresses and specimen signatures set forth in Parts I and II of this Exhibit B-1 identify the persons authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of AMID, and that the option checked in Part III of this Exhibit B-1 is the security procedure selected by AMID for use in verifying that a funds transfer instruction received by the Escrow Agent is that of AMID.

has reviewed each of the security procedures and has determined that the option checked in Part III of this Exhibit B-1 best meets its requirements; given the size, type and frequency of the instructions it will issue to the Escrow Agent. By selecting the security procedure specified in Part III of this Exhibit B-1, AMID acknowledges that it has elected to not use the other security procedures described and agrees to be bound by any funds transfer instruction, whether or not authorized, issued in its name and accepted by the Escrow Agent in compliance with the particular security procedure chosen by AMID.

NOTICE: The security procedure selected by AMID will not be used to detect errors in the funds transfer instructions given by AMID. If a funds transfer instruction describes the beneficiary of the payment inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named beneficiary. If a funds transfer instruction describes a participating financial institution inconsistently by name and identification number, the identification number may be relied upon as the proper identification of the financial institution. Therefore, it is important that AMID take such steps as it deems prudent to ensure that there are no such inconsistencies in the funds transfer instructions it sends to the Escrow Agent.

EXHIBIT B-1

Part I

Name, Title, Telephone Number, Electronic Mail (“e-mail”) Address and Specimen Signature for person(s) designated to provide direction, including but not limited to funds transfer instructions, and to otherwise act on behalf of AMID:

Name	Title	Telephone Number	Email Address	Specimen Signature
Daniel C. Campbell	Senior Vice President and Chief Financial Officer	(303) 374-9847	dcampbell@americanmidstream.com	/s/ Daniel C. Campbell
William B. Mathews	Vice President, Secretary and General Counsel	(720) 457-6075	bmathews@americanmidstream.com	/s/ William B. Mathews
Kyle Quackenbush	Director of Finance	(720) 457-8108	kquackenbush@americanmidstream.com	/s/ Kyle Quackenbush
Ryan Newburn	Attorney	(303) 374-9853	rnewburn@americanmidstream.com	/s/ Ryan Newburn

Part II

Name, Title, Telephone Number and E-mail Address for

person(s) designated to confirm funds transfer instructions

Name	Title	Telephone Number	Email Address	Specimen Signature
Daniel C. Campbell	Senior Vice President and Chief Financial Officer	(303) 374-9847	dcampbell@americanmidstream.com	/s/ Daniel C. Campbell
Kyle Quackenbush	Director of Finance	(720) 457-8108	kquackenbush@americanmidstream.com	/s/ Kyle Quackenbush
William B. Mathews	Vice President, Secretary and General Counsel	(720) 457-6075	bmathews@americanmidstream.com	/s/ William B. Mathews
Ryan Newburn	Attorney	(303) 374-9853	rnewburn@americanmidstream.com	/s/ Ryan Newburn

EXHIBIT B-1

Part III

Means for delivery of instructions and/or confirmations

The security procedure to be used with respect to funds transfer instructions is checked below:

☒	Option 1. Confirmation by telephone call-back. The Escrow Agent shall confirm funds transfer instructions by telephone call-back to a person at the telephone number designated on Part II above. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-1.

☒	CHECK box, if applicable:
If the Escrow Agent is unable to obtain confirmation by telephone call-back, the Escrow Agent may, at its discretion, confirm by e-mail, as described in Option 2.

☐	Option 2. Confirmation by e-mail. The Escrow Agent shall confirm funds transfer instructions by e-mail to a person at the e-mail address specified for such person in Part II of this Exhibit B-1. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-1. AMID understands the risks associated with communicating sensitive matters, including time sensitive matters, by e-mail. AMID further acknowledges that instructions and data sent by e-mail may be less confidential or secure than instructions or data transmitted by other methods. The Escrow Agent shall not be liable for any loss of the confidentiality of instructions and data prior to receipt by the Escrow Agent.

☐	CHECK box, if applicable:

If the Escrow Agent is unable to obtain confirmation by e-mail, the Escrow Agent may, at its discretion, confirm by telephone call-back, as described in Option 1.

☐	Option 3. Delivery of funds transfer instructions by password protected file transfer system only - no confirmation. The Escrow Agent offers the option to deliver funds transfer instructions through a password protected file transfer system. If AMID wishes to use the password protected file transfer system, further instructions will be provided by the Escrow Agent. If AMID chooses this Option 3, it agrees that no further confirmation of funds transfer instructions will be performed by the Escrow Agent.

☐	Option 4. Delivery of funds transfer instructions by password protected file transfer system with confirmation. Same as Option 3 above, but the Escrow Agent shall confirm funds transfer instructions by ☐ telephone call-back or ☐ e-mail (must check at least one, may check both) to a person at the telephone number or e-mail address designated on Part II above. By checking a box in the prior sentence, the party shall be deemed to have agreed to the terms of such confirmation option as more fully described in Option 1 and Option 2 above.

Dated this 14th day of October 2014.

By	/s/ Daniel C. Campbell
Name: Daniel C. Campbell
Title: Senior Vice President and Chief Financial Officer

EXHIBIT B-1

EXHIBIT B-2

Energy Spectrum Partners VI, LP (“Energy Spectrum”), and Costar Midstream Energy, LLC (“Costar”) (Costar and Energy Spectrum are referred to collectively as the “Sellers”) certify that the names, titles, telephone numbers, e-mail addresses and specimen signatures set forth in Parts I and II of this Exhibit B-2 identify the persons authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of Sellers, and that the option checked in Part III of this Exhibit B-2 is the security procedure selected by Sellers for use in verifying that a funds transfer instruction received by the Escrow Agent is that of Sellers.

Sellers have reviewed each of the security procedures and has determined that the option checked in Part III of this Exhibit B-2 best meets its requirements; given the size, type and frequency of the instructions it will issue to the Escrow Agent. By selecting the security procedure specified in Part III of this Exhibit B-2, Sellers acknowledge that they have elected to not use the other security procedures described and agrees to be bound by any funds transfer instruction, whether or not authorized, issued in its name and accepted by the Escrow Agent in compliance with the particular security procedure chosen by Sellers.

NOTICE: The security procedure selected by Sellers will not be used to detect errors in the funds transfer instructions given by Sellers. If a funds transfer instruction describes the beneficiary of the payment inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named beneficiary. If a funds transfer instruction describes a participating financial institution inconsistently by name and identification number, the identification number may be relied upon as the proper identification of the financial institution. Therefore, it is important that Sellers take such steps as it deems prudent to ensure that there are no such inconsistencies in the funds transfer instructions it sends to the Escrow Agent.

EXHIBIT B-2

Part I

Name, Title, Telephone Number, Electronic Mail (“e-mail”) Address and Specimen Signature for person(s) designated to provide direction, including but not limited to funds transfer instructions, and to otherwise act on behalf of Sellers

Name	Title	Telephone Number	Email Address	Specimen Signature
James P. Benson	Managing Director	(214) 987-6103	jim.benson@energyspectrum.com	/s/ James P. Benson
Thomas O. Whitener	President	(214) 987-6105	tom.whitener@energyspectrum.com	/s/ Thomas O. Whitener
Chandler A. Phillips	Vice President	(214) 987-6106	chandler.phillips@energyspectrum.com	/s/ Chandler A. Phillips

Part II

Name, Title, Telephone Number and E-mail Address for

person(s) designated to confirm funds transfer instructions

Name	Title	Telephone Number	Email Address	Specimen Signature
James P. Benson	Managing Director	(214) 987-6103	jim.benson@energyspectrum.com	/s/ James P. Benson
Thomas O. Whitener	President	(214) 987-6105	tom.whitener@energyspectrum.com	/s/ Thomas O. Whitener
Chandler A. Phillips	Vice President	(214) 987-6106	chandler.phillips@energyspectrum.com	/s/ Chandler A. Phillips

EXHIBIT B-2

Part III

Means for delivery of instructions and/or confirmations

The security procedure to be used with respect to funds transfer instructions is checked below:

☐	Option 1. Confirmation by telephone call-back. The Escrow Agent shall confirm funds transfer instructions by telephone call-back to a person at the telephone number designated on Part II above. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-2.

☐	CHECK box, if applicable:
If the Escrow Agent is unable to obtain confirmation by telephone call-back, the Escrow Agent may, at its discretion, confirm by e-mail, as described in Option 2.

☒	Option 2. Confirmation by e-mail. The Escrow Agent shall confirm funds transfer instructions by e-mail to a person at the e-mail address specified for such person in Part II of this Exhibit B-2. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit B-2. Sellers understand the risks associated with communicating sensitive matters, including time sensitive matters, by e-mail. Sellers further acknowledge that instructions and data sent by e-mail may be less confidential or secure than instructions or data transmitted by other methods. The Escrow Agent shall not be liable for any loss of the confidentiality of instructions and data prior to receipt by the Escrow Agent.

☒	CHECK box, if applicable:

If the Escrow Agent is unable to obtain confirmation by e-mail, the Escrow Agent may, at its discretion, confirm by telephone call-back, as described in Option 1.

☐	Option 3. Delivery of funds transfer instructions by password protected file transfer system only - no confirmation. The Escrow Agent offers the option to deliver funds transfer instructions through a password protected file transfer system. If Sellers wish to use the password protected file transfer system, further instructions will be provided by the Escrow Agent. If Sellers choose this Option 3, they agree that no further confirmation of funds transfer instructions will be performed by the Escrow Agent.

☐	Option 4. Delivery of funds transfer instructions by password protected file transfer system with confirmation. Same as Option 3 above, but the Escrow Agent shall confirm funds transfer instructions by ☐ telephone call-back or ☐ e-mail (must check at least one, may check both) to a person at the telephone number or e-mail address designated on Part II above. By checking a box in the prior sentence, the party shall be deemed to have agreed to the terms of such confirmation option as more fully described in Option 1 and Option 2 above.

[Signature Page Follows]

EXHIBIT B-2

Dated this ____ day of ___________, 20__.

ENERGY SPECTRUM PARTNERS VI LP

By: Energy Spectrum Capital VI LP, its general partner

By: Energy Spectrum VI LLC, its general partner

By:	/s/ James P. Benson
Name: James P. Benson
Title: Managing Director

COSTAR MIDSTREAM ENERGY, LLC.

By:	/s/ Kevin Sullivan

Name:	Kevin Sullivan

Title:	Manager

EXHIBIT B-2

EXHIBIT D-1

FORM OF FIRST RELEASE INSTRUCTIONS

First Release Instructions

[Date]

Wells Fargo Bank, NA

[Address]

[Address]

Attention: [                  ]

Re:	Release of units representing limited partnership interests (“Common Units”) of American Midstream Partners, LP (“AMID LP”)

Ladies and Gentlemen:

Reference is made to that certain Escrow Agreement, dated as of October __, 2014, by and among Costar Midstream Energy, LLC, a Texas limited liability company, Energy Spectrum Partners VI LP, a Delaware limited partnership, American Midstream, LLC, a Delaware limited liability company, and Wells Fargo Bank, National Association, as Escrow Agent (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 1.3(b)(i) of the Agreement, you are hereby directed to mail, via overnight delivery service, (i) certificate number [__], in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, (ii) certificate number [__], in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units and (iii) the instruction letter from AMID LP set forth as Attachment A hereto (“Instruction Letter”) to:

[Transfer Agent]

[Address]

[Address]

Attention: [________]

Upon [Transfer Agent’s] processing of the instructions set forth in the Instruction Letter, you shall receive from the Transfer Agent:

(i)          one certificate in the name of Costar Midstream Energy, LLC, representing [_________] Common Units; and

(ii)         one certificate Costar Midstream Energy, LLC, representing [_________] Common Units.

EXHIBIT D-1

You are hereby directed to maintain such certificates in escrow as Escrow Units pursuant to the terms of the Agreement.

This letter of instruction may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instruction.

Please confirm the instructions contained in this letter of instruction through the procedures set forth in Exhibit B-1 and Exhibit B-2 of the Agreement.

*****

By the signatures affixed below, the parties agree to this letter of instruction and consent to its terms.

Energy Spectrum Partners VI LP, on behalf of itself and in its capacity as attorney-in-fact of Costar Midstream Energy, LLC

By:	Energy Spectrum Capital VI LP
its general partner

By:	Energy Spectrum VI LLC
its general partner

By:
Name:
Title:

American Midstream, LLC

By:
Name:
Title:

EXHIBIT D-1

Attachment A

Instruction Letter

[Letterhead of American Midstream Partners, LP]

[Date]

[Transfer Agent]

[Address]

[Address]

RE:	Letter of instruction

Dear Ladies and Gentlemen:

Enclosed herewith are the following certificates:

(i)	certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] common units, representing limited partnership interests of American Midstream Partners, LP (“Common Units”); and
(ii)	certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units.

You are hereby directed to break up certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, and

(i)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Costar Midstream Energy, LLC with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units;
(ii)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Energy Spectrum Partners VI LP with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units; and
(iii)	issue, effective November 8, 2014, one physical certificate, in the name of Costar Midstream Energy, LLC representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Costar Certificate”).

You are hereby further directed to break up certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units, and

(i)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Energy Spectrum Partners VI LP with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units;

EXHIBIT D-1

(ii)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Costar Midstream Energy, LLC with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units; and
(iii)	issue, effective November 8, 2014, one physical certificate, in the name of Energy Spectrum Partners VI LP representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Energy Spectrum Certificate”).

Each of the New Costar Certificate and the New Energy Spectrum Certificate is to be mailed, via next day delivery service, to:

Wells Fargo National Banking Association

Attn: [______________]

[Address]

[Address]

[Phone Number]

As Vice President, General Counsel and Secretary of American Midstream Partners GP, LLC, general partner of American Midstream Partners, LP, I hereby approve the instructions contained herein.

Sincerely,

William B. Mathews

Secretary, General Counsel and Vice President

American Midstream GP, LLC, general partner of

American Midstream Partners, LP

EXHIBIT D-1

Exhibit A

Legends

[See Attached]

EXHIBIT D-1

EXHIBIT D-2

FORM OF SECOND RELEASE INSTRUCTIONS

Second Release Instructions

[Date]

Wells Fargo Bank, NA

[Address]

[Address]

Attention: [_________]

Re:	Release of units representing limited partnership interests (“Common Units”) of American Midstream Partners, LP (“AMID LP”)

Ladies and Gentlemen:

Reference is made to that certain Escrow Agreement, dated as of October __, 2014, by and among Costar Midstream Energy, LLC, a Texas limited liability company, Energy Spectrum Partners VI LP, a Delaware limited partnership, American Midstream, LLC, a Delaware limited liability company, and Wells Fargo Bank, National Association, as Escrow Agent (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 1.3(b)(ii) of the Agreement, you are hereby directed to mail, via overnight delivery service, (i) certificate number [__], in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, (ii) certificate number [__], in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units and (iii) the instruction letter from AMID LP set forth as Attachment A hereto (“Instruction Letter”) to:

[Transfer Agent]

[Address]

[Address]

Attention: [________]

Upon [Transfer Agent’s] processing of the instructions set forth in the Instruction Letter, you shall receive from the Transfer Agent:

(i)	one certificate in the name of Costar Midstream Energy, LLC, representing [_________] Common Units; and
(ii)	one certificate Costar Midstream Energy, LLC, representing [_________] Common Units.

Exhibit D-2

You are hereby directed to maintain such certificates in escrow as Escrow Units pursuant to the terms of the Agreement.

This letter of instruction may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instruction.

Please confirm the instructions contained in this letter of instruction through the procedures set forth in Exhibit B-1 and Exhibit B-2 of the Agreement.

*****

By the signatures affixed below, the parties agree to this letter of instruction and consent to its terms.

Energy Spectrum Partners VI LP, on behalf of itself and in its capacity as attorney-in-fact of Costar Midstream Energy, LLC

By:	Energy Spectrum Capital VI LP
its general partner

By:	Energy Spectrum VI LLC
its general partner

By:
Name:
Title:

American Midstream, LLC

By:
Name:
Title:

Exhibit D-2

Attachment A

Instruction Letter

[Letterhead of American Midstream Partners, LP]

[Date]

[Transfer Agent]

[Address]

[Address]

RE:	Letter of instruction

Dear Ladies and Gentlemen:

Enclosed herewith are the following certificates:

(i)	certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] common units, representing limited partnership interests of American Midstream Partners, LP (“Common Units”); and
(ii)	certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units.

You are hereby directed to break up certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, and

(i)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Costar Midstream Energy, LLC with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units;
(ii)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Energy Spectrum Partners VI LP with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units; and
(iii)	issue, effective November 8, 2014, one physical certificate, in the name of Costar Midstream Energy, LLC representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Costar Certificate”).

You are hereby further directed to break up certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units, and

(i)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Energy Spectrum Partners VI LP with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units;

Exhibit D-2

(ii)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Costar Midstream Energy, LLC with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units; and
(iii)	issue, effective November 8, 2014, one physical certificate, in the name of Energy Spectrum Partners VI LP representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Energy Spectrum Certificate”).

Each of the New Costar Certificate and the New Energy Spectrum Certificate is to be mailed, via next day delivery service, to:

Wells Fargo National Banking Association

Attn: [______________]

[Address]

[Address]

[Phone Number]

As Vice President, General Counsel and Secretary of American Midstream Partners GP, LLC, general partner of American Midstream Partners, LP, I hereby approve the instructions contained herein.

Sincerely,

William B. Mathews

Secretary, General Counsel and Vice President

American Midstream GP, LLC, general partner of

American Midstream Partners, LP

Exhibit D-2

Exhibit A

Legends

[See Attached]

Exhibit D-2

EXHIBIT D-3

FORM OF FINAL RELEASE INSTRUCTIONS

Final Release Instructions

[Date]

Wells Fargo Bank, NA

[Address]

[Address]

Attention: [_________]

Re:	Release of units representing limited partnership interests (“Common Units”) of American Midstream Partners, LP (“AMID LP”) and all interest, distributions and earnings thereon

Ladies and Gentlemen:

Reference is made to that certain Escrow Agreement, dated as of October __, 2014, by and among Costar Midstream Energy, LLC, a Texas limited liability company, Energy Spectrum Partners VI LP, a Delaware limited partnership, American Midstream, LLC, a Delaware limited liability company, and Wells Fargo Bank, National Association, as Escrow Agent (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 1.3(b)(iii) of the Agreement, you are hereby directed to mail, via overnight delivery service, (i) certificate number [__], in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, (ii) certificate number [__], in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units and (iii) the instruction letter from AMID LP set forth as Attachment A hereto (“Instruction Letter”) to:

[Transfer Agent]

[Address]

[Address]

Attention: [________]

Furthermore, you are hereby directed to deliver the remaining Escrow Cash, if any, in the Escrow Account on the date of your receipt of this notice plus any final investment income earned following the date of your receipt of this notice, by wire transfer of immediately available funds to the accounts, and in the percentages, set forth below.

Exhibit D-3

[Costar Percentage]	[Energy Spectrum Percentage]
[Costar Wiring Instructions]	[Energy Spectrum Wiring Instructions]
[Costar Wiring Instructions]	[Energy Spectrum Wiring Instructions]
[Costar Wiring Instructions]	[Energy Spectrum Wiring Instructions]
[Costar Wiring Instructions]	[Energy Spectrum Wiring Instructions]

This letter of instruction may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instruction.

Please confirm the instructions contained in this letter of instruction through the procedures set forth in Exhibit B-1 and Exhibit B-2 of the Agreement.

*****

By the signatures affixed below, the parties agree to this letter of instruction and consent to its terms.

Energy Spectrum Partners VI LP, on behalf of itself and in its capacity as attorney-in-fact of Costar Midstream Energy, LLC

By:	Energy Spectrum Capital VI LP
its general partner

By:	Energy Spectrum VI LLC
its general partner

By:
Name:
Title:

American Midstream, LLC

By:
Name:
Title:

Exhibit D-3

Attachment A

Instruction Letter

[Letterhead of American Midstream Partners, LP]

[Date]

[Transfer Agent]

[Address]

[Address]

RE:	Letter of instruction

Dear Ladies and Gentlemen:

Enclosed herewith are the following certificates:

(i)	certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] common units, representing limited partnership interests of American Midstream Partners, LP (“Common Units”); and
(ii)	certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units.

You are hereby directed to convert certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, into electronic book entry form and credit [_________] such Common Units to the individual account of Costar Midstream Energy, LLC and [_________] such Common Units to the individual account of Energy Spectrum Partners VI LP each with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units.

You are hereby further directed to convert certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units, into electronic book entry form and credit [_________] such Common Units to the individual account of Energy Spectrum Partners VI LP and [_________] such Common Units to the individual account of Costar Midstream Energy, LLC each with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units.

As Vice President, General Counsel and Secretary of American Midstream Partners GP, LLC, general partner of American Midstream Partners, LP, I hereby approve the instructions contained herein.

Exhibit D-3

Sincerely,

William B. Mathews

Secretary, General Counsel and Vice President

American Midstream GP, LLC, general partner of

American Midstream Partners, LP

Exhibit D-3

EXHIBIT D-4

FORM OF ADDITIONAL RELEASE INSTRUCTIONS

Additional Release Instructions

[Date]

Wells Fargo Bank, NA

[Address]

[Address]

Attention: [_________]

Re:	Release of units representing limited partnership interests (“Common Units”) of American Midstream Partners, LP (“AMID LP”)

Ladies and Gentlemen:

Reference is made to that certain Escrow Agreement, dated as of October __, 2014, by and among Costar Midstream Energy, LLC, a Texas limited liability company, Energy Spectrum Partners VI LP, a Delaware limited partnership, American Midstream, LLC, a Delaware limited liability company, and Wells Fargo Bank, National Association, as Escrow Agent (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 1.3(b)(iv) of the Agreement, you are hereby directed to mail, via overnight delivery service, (i) certificate number [__], in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, (ii) certificate number [__], in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units and (iii) the instruction letter from AMID LP set forth as Attachment A hereto (“Instruction Letter”) to:

[Transfer Agent]

[Address]

[Address]

Attention: [________]

Upon [Transfer Agent’s] processing of the instructions set forth in the Instruction Letter, you shall receive:

(i)	one certificate in the name of Costar Midstream Energy, LLC, representing [_________] Common Units; and
(ii)	one certificate in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units.

Exhibit D-4

You are hereby directed to maintain such certificates in escrow pursuant to the terms of the Agreement.

This letter of instruction may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instruction.

Please confirm the instructions contained in this letter of instruction through the procedures set forth in Exhibit B-1 and Exhibit B-2 of the Agreement.

*****

By the signatures affixed below, the parties agree to this letter of instruction and consent to its terms.

Energy Spectrum Partners VI LP, on behalf of itself and in its capacity as attorney-in-fact of Costar Midstream Energy, LLC

By:	Energy Spectrum Capital VI LP
its general partner

By:	Energy Spectrum VI LLC
its general partner

By:
Name:
Title:

American Midstream, LLC

By:
Name:
Title:

Exhibit D-4

Attachment A

Instruction Letter

[Letterhead of American Midstream Partners, LP]

[Date]

[Transfer Agent]

[Address]

[Address]

RE:	Letter of instruction

Dear Ladies and Gentlemen:

Enclosed herewith are the following certificates:

(i)	certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] common units, representing limited partnership interests of American Midstream Partners, LP (“Common Units”); and
(ii)	certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units.

You are hereby directed to break up certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, and

(i)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Costar Midstream Energy, LLC with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units;
(ii)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Energy Spectrum Partners VI LP with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units; and
(iii)	issue, effective November 8, 2014, one physical certificate, in the name of Costar Midstream Energy, LLC representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Costar Certificate”).

You are hereby further directed to break up certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units, and

(i)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Energy Spectrum Partners VI LP with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units;

Exhibit D-4

(ii)	convert [_________] Common Units, into electronic book entry form and credit such Common Units to the individual account of Costar Midstream Energy, LLC with an issue date of November 8, 2014, maintaining the restrictions set forth in the legends to such Common Units; and
(iii)	issue, effective November 8, 2014, one physical certificate, in the name of Energy Spectrum Partners VI LP representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Energy Spectrum Certificate”).

Each of the New Costar Certificate and the New Energy Spectrum Certificate is to be mailed, via next day delivery service, to:

Wells Fargo National Banking Association

Attn: [______________]

[Address]

[Address]

[Phone Number]

As Vice President, General Counsel and Secretary of American Midstream Partners GP, LLC, general partner of American Midstream Partners, LP, I hereby approve the instructions contained herein.

Sincerely,

William B. Mathews

Secretary, General Counsel and Vice President

American Midstream GP, LLC, general partner of

American Midstream Partners, LP

Exhibit D-4

Exhibit A

Legends

[See Attached]

Exhibit D-4

EXHIBIT D-5

FORM OF INDEMNITY RELEASE INSTRUCTIONS

Indemnity Release Instructions

[Date]

Wells Fargo Bank, NA

[Address]

[Address]

Attention: [_________]

Re:	Release of units representing limited partnership interests (“Common Units”) of American Midstream Partners, LP (“AMID LP”) and all interest, distributions and earnings thereon

Ladies and Gentlemen:

Reference is made to that certain Escrow Agreement, dated as of October __, 2014, by and among Costar Midstream Energy, LLC, a Texas limited liability company, Energy Spectrum Partners VI LP, a Delaware limited partnership, American Midstream, LLC, a Delaware limited liability company, and Wells Fargo Bank, National Association, as Escrow Agent (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

Pursuant to Section 1.3(b)(v) of the Agreement, you are hereby directed to deliver $[____________] from the Escrow Cash, by wire transfer of immediately available funds to the account set forth below:

[AMID Wiring Instructions]

[AMID Wiring Instructions]

[AMID Wiring Instructions]

[AMID Wiring Instructions]

You are further directed to mail, via overnight delivery service, (i) certificate number [__], in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, (ii) certificate number [__], in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units and (iii) the instruction letter from AMID LP set forth as Attachment A hereto (“Instruction Letter”) to:

[Transfer Agent]

[Address]

[Address]

Exhibit D-5

Attention: [________]

Upon [Transfer Agent’s] processing of the instructions set forth in the Instruction Letter, you shall receive:

(iii)	one certificate in the name of Costar Midstream Energy, LLC, representing [_________] Common Units; and
(iv)	one certificate Costar Midstream Energy, LLC, representing [_________] Common Units.

You are hereby directed to maintain such certificates in escrow as Escrow Units pursuant to the terms of the Agreement.

This letter of instruction may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same letter of instruction.

Please confirm the instructions contained in this letter of instruction through the procedures set forth in Exhibit B-1 and Exhibit B-2 of the Agreement.

*****

Exhibit D-5

By the signatures affixed below, the parties agree to this letter of instruction and consent to its terms.

Energy Spectrum Partners VI LP, on behalf of itself and in its capacity as attorney-in-fact of Costar Midstream Energy, LLC

By:	Energy Spectrum Capital VI LP
its general partner

By:	Energy Spectrum VI LLC
its general partner

By:
Name:
Title:

American Midstream, LLC

By:
Name:
Title:

Exhibit D-5

Attachment A

Instruction Letter

[Letterhead of American Midstream Partners, LP]

[Date]

[Transfer Agent]

[Address]

[Address]

RE:	Letter of instruction

Dear Ladies and Gentlemen:

Enclosed herewith are the following certificates:

(iii)	certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] common units, representing limited partnership interests of American Midstream Partners, LP (“Common Units”); and
(iv)	certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units.

You are hereby directed to break up certificate number [__] in the name of Costar Midstream Energy, LLC, representing [_________] Common Units, and

(iv)	cancel and retire [_________] Common Units; and
(v)	issue, effective November 8, 2014, one physical certificate, in the name of Costar Midstream Energy, LLC representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Costar Certificate”).

You are hereby further directed to break up certificate number [__] in the name of Energy Spectrum Partners VI LP, representing [_________] Common Units, and

(iv)	cancel and retire [_________] Common Units; and
(v)	issue, effective November 8, 2014, one physical certificate, in the name of Energy Spectrum Partners VI LP representing [_________] Common Units printed with Legends [A, B and C] on as set forth on Exhibit A attached hereto (such certificate, the “New Energy Spectrum Certificate”).

Each of the New Costar Certificate and the New Energy Spectrum Certificate is to be mailed, via next day delivery service, to:

Exhibit D-5

Wells Fargo National Banking Association

Attn: [______________]

[Address]

[Address]

[Phone Number]

As Vice President, General Counsel and Secretary of American Midstream Partners GP, LLC, general partner of American Midstream Partners, LP, I hereby approve the instructions contained herein.

Sincerely,

William B. Mathews

Secretary, General Counsel and Vice President

American Midstream GP, LLC, general partner of

American Midstream Partners, LP

Exhibit D-5

Exhibit A

Legends

[See Attached]

Exhibit D-5